                                                                   Exhibit 1.1 d

[CANADA LETTERHEAD]  Industry Canada    Industrie Canada

CERTIFICATE                                           CERTIFICAT
OF AMENDMENT                                          DE MODIFICATION

CANADA BUSINESS                                       LOI CANADIENNE SUR
CORPORATIONS ACT                                      LES SOCIETES PAR ACTIONS

HOLLINGER INC.                                                          197578-1

Name of corporation-Denomination de la societe                            Corporation number-Numero de la societe

I hereby certify that the articles of the above-named corporation         Je certifie que les statuts de la societe susmentionnee
were amended                                                              ont ete modifies :

(a) under section 13 of the Canada Business Corporations Act in     [ ]   a) en vertu de l'article 13 de la Loi canadienne sur les
accordance with the attached notice;                                      societes par actions, conformement a l'avis ci-joint;

(b) under section 27 of the Canada Business Corporations Act as     [ ]   b) en vertu de l'article 27 de la Loi canadienne sur les
set out in the attached articles of amendment designating a               societes par actions, tel qu'il est indique dans les
series of shares;                                                         clauses modificatrices ci-jointes designant une sreie
                                                                          d'actions;

(c) under section 179 of the Canada Business Corporations Act as    [x]   c) en vertu de l'article 179 de la Loi canadienne sur les
set out in the attached articles of amendment;                            societes par actions, tel qu'il est indique dans les
                                                                          clauses modificatrices ci-jointes;

(d) under section 191 of the Canada Business Corporations Act as    [ ]   d) en vertu de l'article 191 de la Loi canadienne sur les
set out in the attached articles of reorganization.                       societes par actions, tel qu'il est indique dans les
                                                                          clauses de reorganisation ci-jointes.



                                        MAY 30, 1996/LE 30 MAI 1996
Director - Directeur                    DATE OF AMENDMENT - DATE DE MODIFICATION

[CANADA LETTERHEAD]

                                     FORM 4
                              ARTICLES OF AMENDMENT
                               (SECTION 27 OR 177)

--------------------------------------------------------------------------------
1 - NAME OF CORPORATION                                      2 - Corporation No.

    Hollinger Inc.                                               197578-1
--------------------------------------------------------------------------------
3 - THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

    The Articles of the Corporation be amended to change the place in which its registered office is situated from the City of Vancouver in the Province of British Columbia to the Municipality of Metropolitan Toronto in the Province of Ontario.

--------------------------------------------------------------------------------
DATE                   SIGNATURE                      TITLE
                       /s/ Charles G. Cowan
May 29,1996                Charles G. Cowan           Vice-President & Secretary
--------------------------------------------------------------------------------
                                                      FOR DEPARTMENTAL USE ONLY
                                                      Filed
                                                      --------------------------

[LETTERHEAD CANADA]

                                         FORM 3
                                NOTICE OF REGISTERED OFFICE
                                   OR NOTICE OF CHANGE
                                   OF REGISTERED OFFICE
                                      (SECTION 19)

--------------------------------------------------------------------------------
1 - NAME OF CORPORATION                                      2 - CORPORATION NO.

    Hollinger Inc.                                               197578-1
--------------------------------------------------------------------------------
3 - PLACE IN CANADA WHERE THE REGISTERED OFFICE IS SITUATED

    Municipality of Metropolitan Toronto in the Province of Ontario

--------------------------------------------------------------------------------
4 - ADDRESS OF REGISTERED OFFICE

    10 Toronto Street
    Toronto, Ontario                           [LSARF/CBCA STAMP]
    M5C 2B7

CAUTION: Address of registered office must be within place specified in articles, otherwise an amendment is required (Form 4) in addition to this form
--------------------------------------------------------------------------------
5 - EFFECTIVE DATE OF CHANGE

    Upon the filing of articles of amendment
--------------------------------------------------------------------------------
6 - PREVIOUS ADDRESS OF REGISTERED OFFICE

    1827 West 5th Avenue
    Vancouver, British Columbia
    V6J IPS

--------------------------------------------------------------------------------
DATE                    SIGNATURE                     TITLE
                            /s/ Charles G. Cowan
May 29, 1996                    Charles G.Cowan       Vice-President & Secretary
--------------------------------------------------------------------------------
                                                      Filed
                                                      --------------------------